UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549





                               FORM 8-K



                            CURRENT REPORT



               Pursuant to Section 13 of 15(d) of the
                   Securities Exchange Act Of 1934



  Date of report (date of earliest event reported): May 13, 2004



                       COGNITRONICS CORPORATION
        (Exact name of registrant as specified in its charter)



                               New York
            (State or other jurisdiction of incorporation)



          1-8496                            13-1953544
  (Commission File Number)        (IRS Employer Idenfication No.)



3 Corporate Drive, Danbury, Connecticut             06810
(Address of principal executive offices)          (Zip Code)



                            (203) 830-3400
                   (Registrant's telephone number)












ITEM 9.   REGULATION FD DISCLOSURE; AND



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL

On May 13, 2004, Cognitronics Corporation issued the press release attached as Exhibit 99, reporting its results for the three months ended March 31, 2004.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   COGNITRONICS CORPORATION



Dated: May 14, 2004               By: /s/ Garrett Sullivan
                                      --------------------
                                   Name: Garrett Sullivan
                                   Title: Treasurer


                          Index to Exhibits

Exhibits:

99   Press release, dated May 13, 2004, reporting results for
Cognitronics Corporation for the first quarter of 2004.